SCHEDULE 14A
Proxy Statement Pursuant to Section 14(a)
of the Securities Exchange Act of 1934 (Amendment No. __)

Filed by the Registrant    [   ]

Filed by a Party other than the Registrant    [X]

Check the appropriate box:

[ ]	Preliminary Proxy Statement
[ ]	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
[ ]	Definitive Proxy Statement
[X]	Definitive Additional Materials
[ ]	Soliciting Material Pursuant to § 240.14a-12

Dell Inc.
(Name of Registrant as Specified In Its Charter)

CARL C. ICAHN
ICAHN PARTNERS LP
ICAHN PARTNERS MASTER FUND LP
ICAHN PARTNERS MASTER FUND II LP
ICAHN PARTNERS MASTER FUND III LP
ICAHN ENTERPRISES G.P. INC.
ICAHN ENTERPRISES HOLDINGS L.P.
IPH GP LLC
ICAHN CAPITAL L.P.
ICAHN ONSHORE LP
ICAHN OFFSHORE LP
BECKTON CORP.
HIGH RIVER LIMITED PARTNERSHIP
HOPPER INVESTMENTS LLC
BARBERRY CORP.
(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (check the appropriate box):

[X]	No fee required.

[ ]	Fee computed on table below per Exchange Act Rule 14a-6(i)(4) and 0-11.

1)           Title of each class of securities to which transaction applies:

2)           Aggregate number of securities to which transaction applies:

3)           Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

4)           Proposed maximum aggregate value of transaction:

5)           Total fee paid:

[   ]           Fee paid previously with preliminary materials.

[   ]           Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously.  Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

1)           Amount Previously Paid:

2)           Form, Schedule or Registration Statement No.:

3)           Filing Party:

4)           Date Filed:

On August 16, 2013, Carl C. Icahn and affiliates filed an amendment to the Schedule 13D filed by Mr. Icahn and affiliates on May 10, 2013.  A copy of the amendment to the Schedule 13D is attached as Exhibit A hereto.

In addition, on August 16, 2013, Mr. Icahn and affiliates delivered a notice of nomination for each of Carl C. Icahn, Harry Debes, Dr. Rajendra Singh, Gary Meyers, Daniel Ninivaggi, Jonathan Christodoro and A.B. Krongard (the “Icahn Nominees”) to the Board of Directors of Dell Inc. at the 2013 Annual Meeting of Shareholders or any other meeting at which Directors may be elected.  A copy of the Icahn Nominees’ biographies is attached as Exhibit B hereto.

SECURITY HOLDERS ARE ADVISED TO READ THE PROXY STATEMENT AND OTHER DOCUMENTS RELATED TO THE SOLICITATION OF PROXIES BY CARL C. ICAHN, SOUTHEASTERN ASSET MANAGEMENT, INC. AND THEIR RESPECTIVE AFFILIATES FROM THE STOCKHOLDERS OF DELL INC. FOR USE AT DELL INC.’S 2013 ANNUAL MEETING WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION, INCLUDING INFORMATION RELATING TO THE PARTICIPANTS IN SUCH PROXY SOLICITATION. WHEN COMPLETED, A DEFINITIVE PROXY STATEMENT AND A FORM OF PROXY WILL BE MAILED TO STOCKHOLDERS OF DELL INC. AND WILL ALSO BE AVAILABLE AT NO CHARGE AT THE SECURITIES AND EXCHANGE COMMISSION’S WEBSITE AT HTTP://WWW.SEC.GOV.  INFORMATION RELATING TO THE PARTICIPANTS IN SUCH PROXY SOLICITATION IS CONTAINED IN THE PRELIMINARY PROXY STATEMENT FILED BY CARL C. ICAHN AND SOUTHEASTERN ASSET MANAGEMENT, INC. WITH THE SEC, AND THE SCHEDULE 13D FILED BY CARL C. ICAHN AND HIS AFFILIATES ON MAY 10, 2013, AS AMENDED THROUGH THE DATE HEREOF, AND THE SCHEDULE 13D FILED BY SOUTHEASTERN ASSET MANAGEMENT, INC. AND ITS AFFILIATES ON FEBRUARY 8, 2013, AS AMENDED THROUGH THE DATE HEREOF.

SECURITY HOLDERS ARE ADVISED TO READ THE PROXY STATEMENT, DATED JUNE 26, 2013, AND OTHER DOCUMENTS RELATED TO THE SOLICITATION OF PROXIES BY CARL C. ICAHN, SOUTHEASTERN ASSET MANAGEMENT, INC. AND THEIR RESPECTIVE AFFILIATES FROM THE STOCKHOLDERS OF DELL INC. FOR USE AT DELL INC.’S SPECIAL MEETING OF STOCKHOLDERS NOW SCHEDULED TO BE HELD ON SEPTEMBER 12, 2013 BECAUSE THEY CONTAIN IMPORTANT INFORMATION, INCLUDING INFORMATION RELATING TO THE PARTICIPANTS IN SUCH PROXY SOLICITATION. A DEFINITIVE PROXY STATEMENT AND A FORM OF PROXY HAVE BEEN MAILED TO STOCKHOLDERS OF DELL INC. AND ARE ALSO AVAILABLE AT NO CHARGE AT THE SECURITIES AND EXCHANGE COMMISSION’S WEBSITE AT HTTP://WWW.SEC.GOV.  INFORMATION RELATING TO THE PARTICIPANTS IN SUCH PROXY SOLICITATION IS CONTAINED IN THE PROXY STATEMENT AND THE SCHEDULE 13D FILED BY CARL C. ICAHN AND HIS AFFILIATES ON MAY 10, 2013, AS AMENDED THROUGH THE DATE HEREOF, AND THE SCHEDULE 13D FILED BY SOUTHEASTERN ASSET MANAGEMENT, INC. AND ITS AFFILIATES ON FEBRUARY 8, 2013, AS AMENDED THROUGH THE DATE HEREOF.

EXHIBIT A

SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 13D

Under the Securities Exchange Act of 1934
(Amendment No. 20)*

Dell Inc.
(Name of Issuer)

Common Stock, par value $0.01 per share
(Title of Class of Securities)

24702R101
(CUSIP Number)

Keith Schaitkin, Esq.
Icahn Capital LP
767 Fifth Avenue, 47th Floor
New York, New York 10153
(212) 702-4300

(Name, Address and Telephone Number of Person Authorized to
Receive Notices and Communications)

August 16, 2013
(Date of Event which Requires Filing of this Statement)

If the filing person has previously filed a statement on Schedule 13G to report the acquisition that is the subject of this Schedule 13D, and is filing this schedule because of Section 240.13d-1(e), 240.13d-1(f) or 240.13d-1(g), check the following box / /.

NOTE: Schedules filed in paper format shall include a signed original and five copies of the schedule, including all exhibits. See Rule 13d-7 for other parties to whom copies are to be sent.

*The remainder of this cover page shall be filled out for a reporting person's initial filing on this form with respect to the subject class of securities, and for any subsequent amendment containing information which would alter disclosures provided in a prior cover page.

The information required on the remainder of this cover page shall not be deemed to be "filed" for the purpose of Section 18 of the Securities Exchange Act of 1934 ("Act") or otherwise subject to the liabilities of that section of the Act but shall be subject to all other provisions of the Act (however, see the Notes).

SCHEDULE 13D

Item 1. Security and Issuer

This statement constitutes Amendment No. 20 to the Schedule 13D, relating to the shares of common stock, par value $0.01 per share (the “Shares”), issued by Dell Inc. (the “Issuer”), and hereby amends the Schedule 13D filed with the Securities and Exchange Commission (the “SEC”) on May 10, 2013, as amended by Amendment No. 1, filed with the SEC on May 13, 2013, Amendment No. 2, filed with the SEC on June 18, 2013, Amendment No. 3, filed with the SEC on July 1, 2013, Amendment No. 4, filed with the SEC on July 8, 2013, Amendment No. 5, filed with the SEC on July 8, 2013, Amendment No. 6, filed with the SEC on July 10, 2013, Amendment No. 7, filed with the SEC on July 11, 2013, Amendment No. 8, filed with the SEC on July 11, 2013, Amendment No. 9, filed with the SEC on July 12, 2013, Amendment No. 10, filed with the SEC on July 15, 2013, Amendment No. 11, filed with the SEC on July 17, 2013, and Amendment No. 12, filed with the SEC on July 18, 2013, Amendment No. 13, filed with the SEC on July 23, 2013, Amendment No. 14, filed with the SEC on July 24, 2013, Amendment No. 15, filed with the SEC on July 29, 2013, Amendment No. 16, filed with the SEC on July 31, 2013, Amendment No. 17, filed with the SEC on August 1, 2013, Amendment No. 18, filed with the SEC on August 2, 2013, and Amendment No. 19, filed with the SEC on August 5, 2013 to furnish the additional information set forth herein. All capitalized terms contained herein but not otherwise defined shall have the meanings ascribed to such terms in the Schedule 13D.

Item 4. Purpose of Transaction

Item 4 of the Schedule 13D is hereby amended by adding the following:

On August 16, 2013, the Reporting Persons announced that they filed a preliminary proxy statement regarding the election of directors to the Board of Directors of the Issuer at the Issuer’s 2013 Annual Meeting of Stockholders (the “August 16 Announcement”). A copy of the August 16 Announcement is attached hereto as Exhibit 1 and incorporated herein by reference.

In addition, on August 16, 2013, the Reporting Persons delivered a letter to the Issuer notifying the Issuer that it intends to nominate the following seven persons (the “Icahn Nominees”) as nominees to the Board of Directors of the Issuer at the Issuer’s 2013 Annual Meeting of Stockholders or any other meeting at which Directors may be elected:

Carl C. Icahn
Harry Debes
Dr. Rajendra Singh
Gary Meyers
Daniel Ninivaggi
Jonathan Christodoro
A.B. Krongard

In addition, Southeastern Asset Management, Inc. and its affiliates (“Southeastern”) informed the Reporting Persons that Southeastern intends to submit a notice to the Issuer on August 16, 2013 to nominate the following five persons (the “Southeastern Nominees”) as nominees to the Board of Directors of the Issuer at the Issuer’s 2013 Annual Meeting of Stockholders or any other meeting at which Directors may be elected:

Matthew C. Jones
Rahul N. Merchant
Peter van Oppen
Howard Silver
David A. Willmott

The Reporting Persons and Southeastern intend to solicit proxies for the Icahn Nominees and the Southeastern Nominees as a single slate, and intend to jointly, prepare, file and mail a proxy statement in connection with such solicitation with respect to the Issuer's 2013 Annual Meeting of Shareholders or any other meeting at which Directors may be elected.

Item 7. Material to be Filed as Exhibits

Exhibit 1    August 16 Announcement

SIGNATURE

After reasonable inquiry and to the best of each of the undersigned knowledge and belief, each of the undersigned certifies that the information set forth in this statement is true, complete and correct.

Dated: August 16, 2013

ICAHN PARTNERS MASTER FUND LP
ICAHN PARTNERS MASTER FUND II LP
ICAHN PARTNERS MASTER FUND III LP
ICAHN OFFSHORE LP
ICAHN PARTNERS LP
ICAHN ONSHORE LP
BECKTON CORP.
HOPPER INVESTMENTS LLC
BARBERRY CORP.
HIGH RIVER LIMITED PARTNERSHIP
By: Hopper Investments LLC, general partner
By: Barberry Corp.

By: /s/ Edward E. Mattner
Name: Edward E. Mattner
Title: Authorized Signatory

ICAHN CAPITAL LP
By: IPH GP LLC, its general partner
By: Icahn Enterprises Holdings L.P., its sole member
By: Icahn Enterprises G.P. Inc., its general partner
IPH GP LLC
By: Icahn Enterprises Holdings L.P., its sole member
By: Icahn Enterprises G.P. Inc., its general partner
ICAHN ENTERPRISES HOLDINGS L.P.
By: Icahn Enterprises G.P. Inc., its general partner
ICAHN ENTERPRISES G.P. INC.

By: /s/ SungHwan Cho
Name: SungHwan Cho
Title: Chief Financial Officer

/s/ Carl C. Icahn_____________
CARL C. ICAHN

[Signature Page of Schedule 13D, Amendment No. 20 – Dell Inc.]

EXHIBIT 1

FOR IMMEDIATE RELEASE

CARL C. ICAHN AND SOUTHEASTERN ASSET MANAGEMENT FILE PRELIMINARY
PROXY STATEMENT FOR ELECTION OF DIRECTORS AT 2013 DELL ANNUAL MEETING

New York, NY—August 16, 2013— Carl C. Icahn and his affiliates (“Icahn”) and Southeastern Asset Management (“Southeastern”), holders of 8.9% and 4.0% of Dell’s outstanding common stock, respectively, today announced that they have filed a preliminary proxy statement with the U.S. Securities and Exchange Commission (“SEC”) regarding the election of directors to the Dell Board of Directors in connection with the 2013 Annual Meeting of Stockholders. Icahn and Southeastern will seek to elect their nominees to the Dell Board if the proposed Michael Dell/Silver Lake freeze-out transaction is voted down by the Company’s stockholders.

As detailed in the preliminary proxy statement, Icahn and Southeastern are seeking to change the Dell Board because they believe that the Dell Board must be completely reconstituted to ensure that the interests of the stockholders, the true owners of Dell, are appropriately represented in the Dell boardroom. Icahn and Southeastern have nominated directors who have strong, relevant backgrounds and who are committed to fully exploring all opportunities to unlock stockholder value.

At the 2013 Annual Meeting, Icahn and Southeastern are seeking support from fellow stockholders to elect the 12 Icahn and Southeastern nominees to serve until the 2014 annual meeting of stockholders and until their respective successors are duly elected and qualified. The Icahn and Southeastern nominees are: Carl C. Icahn, Harry Debes, Dr. Rajendra Singh, Gary Meyers, Daniel Ninivaggi, Jonathan Christodoro, A.B. Krongard, Matthew C. Jones, Rahul N. Merchant, Peter van Oppen, Howard Silver, and David A. Willmott.

Icahn and Southeastern have nominated 12 directors who possess a broad range of experience in the information technology, data storage, software, finance and accounting, and operations and management fields, and who are committed to exploring all value-creating opportunities for stockholders. Biographical information for the Icahn and Southeastern nominees is included in the preliminary proxy statement as filed with the SEC.

Icahn and Southeastern continue to believe that the Michael Dell/Silver Lake freeze-out transaction undervalues Dell and its prospects and denies stockholders the opportunity to participate in Dell’s significant upside potential. Icahn and Southeastern continue to recommend that their fellow Dell stockholders vote against the Michael Dell/Silver Lake freeze-out proposal at the Special Meeting currently scheduled for September 12, 2013.

If stockholders have any questions concerning the preliminary proxy statement filed by Carl C. Icahn and Southeastern Asset Management, please contact D.F. King & Co., Inc. at 1-800-347-4750 or dell@dfking.com.

ABOUT SOUTHEASTERN ASSET MANAGEMENT
Southeastern Asset Management, Inc., headquartered in Memphis, Tenn., is an investment management firm with $34 billion in assets under management acting as investment advisor to institutional investors and the four Longleaf Partners Funds: Longleaf Partners Fund, Longleaf Partners Small-Cap Fund, Longleaf Partners Global Fund and Longleaf Partners International Fund, as well as two Irish domiciled UCITS Funds: Longleaf Partners Global UCITS Fund and Longleaf Partners US UCITS Fund. Southeastern was established in 1975, and the first of the Longleaf Partners Funds was launched in 1987.

NOTICE TO INVESTORS
SECURITY HOLDERS ARE ADVISED TO READ THE PROXY STATEMENT AND OTHER DOCUMENTS RELATED TO THE SOLICITATION OF PROXIES BY CARL C. ICAHN, SOUTHEASTERN ASSET MANAGEMENT, INC. AND THEIR RESPECTIVE AFFILIATES FROM THE STOCKHOLDERS OF DELL INC. FOR USE AT DELL INC.’S 2013 ANNUAL MEETING WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION, INCLUDING INFORMATION RELATING TO THE PARTICIPANTS IN SUCH PROXY SOLICITATION. WHEN COMPLETED, A DEFINITIVE PROXY STATEMENT AND A FORM OF PROXY WILL BE MAILED TO STOCKHOLDERS OF DELL INC. AND WILL ALSO BE AVAILABLE AT NO CHARGE AT THE SECURITIES AND EXCHANGE COMMISSION’S WEBSITE AT HTTP://WWW.SEC.GOV. INFORMATION RELATING TO THE PARTICIPANTS IN SUCH PROXY SOLICITATION IS CONTAINED IN THE PRELIMINARY PROXY STATEMENT FILED BY ICAHN AND SOUTHEASTERN WITH THE SEC, AND THE SCHEDULE 13D FILED BY CARL C. ICAHN AND HIS AFFILIATES ON MAY 10, 2013, AS AMENDED THROUGH THE DATE HEREOF, AND THE SCHEDULE 13D FILED BY SOUTHEASTERN ASSET MANAGEMENT, INC. AND ITS AFFILIATES ON FEBRUARY 8, 2013, AS AMENDED THROUGH THE DATE HEREOF.

SECURITY HOLDERS ARE ADVISED TO READ THE PROXY STATEMENT, DATED JUNE 26, 2013, AND OTHER DOCUMENTS RELATED TO THE SOLICITATION OF PROXIES BY CARL C. ICAHN, SOUTHEASTERN ASSET MANAGEMENT, INC. AND THEIR RESPECTIVE AFFILIATES FROM THE STOCKHOLDERS OF DELL INC. FOR USE AT DELL INC.’S SPECIAL MEETING OF STOCKHOLDERS NOW SCHEDULED TO BE HELD ON SEPTEMBER 12, 2013 BECAUSE THEY CONTAIN IMPORTANT INFORMATION, INCLUDING INFORMATION RELATING TO THE PARTICIPANTS IN SUCH PROXY SOLICITATION. A DEFINITIVE PROXY STATEMENT AND A FORM OF PROXY HAVE BEEN MAILED TO STOCKHOLDERS OF DELL INC. AND ARE ALSO AVAILABLE AT NO CHARGE AT THE SECURITIES AND EXCHANGE COMMISSION’S WEBSITE AT HTTP://WWW.SEC.GOV. INFORMATION RELATING TO THE PARTICIPANTS IN SUCH PROXY SOLICITATION IS CONTAINED IN THE PROXY STATEMENT AND THE SCHEDULE 13D FILED BY CARL C. ICAHN AND HIS AFFILIATES ON MAY 10, 2013, AS AMENDED THROUGH THE DATE HEREOF, AND THE SCHEDULE 13D FILED BY SOUTHEASTERN ASSET MANAGEMENT, INC. AND ITS AFFILIATES ON FEBRUARY 8, 2013, AS AMENDED THROUGH THE DATE HEREOF.

FORWARD-LOOKING STATEMENTS
Certain statements contained in this press release, and the documents referred to in this press release, are forward-looking statements including, but not limited to, statements that are predications of or indicate future events, trends, plans or objectives. Undue reliance should not be placed on such statements because, by their nature, they are subject to known and unknown risks and uncertainties. Forward-looking statements are not guarantees of future performance or activities and are subject to many risks and uncertainties. Due to such risks and uncertainties, actual events or results or actual performance may differ materially from those reflected or contemplated in such forward-looking statements. Forward-looking statements can be identified by the use of the future tense or other forward-looking words such as "believe," "expect," "anticipate," "intend," "plan," "estimate," "should," "may," "will," "objective," "projection," "forecast," "management believes," "continue," "strategy," "position" or the negative of those terms or other variations of them or by comparable terminology.

Important factors that could cause actual results to differ materially from the expectations set forth in this press release include, among other things, the factors identified under the section entitled "Risk Factors" in Dell's Special Report on Form 10-K for the year ended February 1, 2013 and under the section entitled "Cautionary Statement Concerning Forward-Looking Information" in Dell's Definitive Proxy Statement filed with the SEC on May 31, 2013. Such forward-looking statements should therefore be construed in light of such factors, and Icahn and Southeastern are under no obligation, and expressly disclaim any intention or obligation, to update or revise any forward-looking statements, whether as a result of new information, future events or otherwise, except as required by law.

PRESS CONTACTS

Icahn Capital LP
Susan Gordon
(212) 702-4309

Southeastern Asset Management
Lee Harper
(901) 818-5240

EXHIBIT B

Carl C. Icahn
Mr. Icahn has served as chairman of the board and a director of Starfire Holding Corporation, a privately-held holding company, and chairman of the board and a director of various subsidiaries of Starfire, since 1984. Since August 2007, through his position as Chief Executive Officer of Icahn Capital LP, a wholly owned subsidiary of Icahn Enterprises L.P., and certain related entities, Mr. Icahn’s principal occupation is managing private investment funds, including Icahn Partners LP, Icahn Partners Master Fund LP, Icahn Partners Master Fund II LP and Icahn Partners Master Fund III LP. From November 2004 to August 2007, Mr. Icahn conducted this occupation through his entities CCI Onshore Corp. and CCI Offshore Corp. Since November 1990, Mr. Icahn has been chairman of the board of Icahn Enterprises G.P. Inc., the general partner of Icahn Enterprises L.P. (a diversified holding company engaged in a variety of businesses, including investment, automotive, energy, gaming, railcar, food packaging, metals, real estate and home fashion). Mr. Icahn has been: chairman of the board of CVR Refining GP, LLC, the general partner of CVR Refining, LP, an independent downstream energy limited partnership, since January 2013; chairman of the board of CVR Energy, Inc., an independent petroleum refiner and marketer of high value transportation fuels, since June 2012; chairman of the board of Tropicana Entertainment Inc., a company that is primarily engaged in the business of owning and operating casinos and resorts, since March 2010; a director of Federal−Mogul Corporation, a supplier of automotive powertrain and safety components, since December 2007, and the non-executive chairman of the board of Federal-Mogul since January 2008; President and a member of the executive committee of XO Holdings, a competitive provider of telecom services, since September 2011, and chairman of the board and a director of its predecessors since January 2003; and chairman of the board and a director of American Railcar Industries, Inc., a railcar manufacturing company, since 1994. Mr. Icahn was previously: a director of WestPoint Home LLC, a home textiles manufacturer, from October 2005 until December 2011; a director of Cadus Corporation, a company engaged in the ownership and licensing of yeast-based drug discovery technologies, from July 1993 to July 2010; a director of Blockbuster Inc., a provider of in-home movie rental and game entertainment, from May 2005 to January 2010; a director of Voltari Corporation, a mobile data services provider, from April 2008 to January 2010; a director of Yahoo! Inc., a company that provides Internet services to users, advertisers, publishers and developers worldwide, from August 2008 to October 2009; a director of WCI Communities, Inc., a homebuilding company, from August 2007 to September 2009, and was chairman of the board of WCI from September 2007 to September 2009; a director of ImClone Systems Incorporated, a biopharmaceutical company, from September 2006 to November 2008, and was chairman of the board of ImClone from October 2006 to November 2008; chairman of the board of GB Holdings, Inc., which owned an interest in Atlantic Coast Holdings, Inc., the former owner and operator of The Sands Hotel and Casino in Atlantic City, from September 2000 to February 2007; chairman of the board and president of Icahn & Co., Inc., a registered broker-dealer and a member of the National Association of Securities Dealers, from 1968 to 2005; and the president and a director of Stratosphere Corporation, the owner and operator of the Stratosphere Hotel and Casino in Las Vegas, Nevada, which, until February 2008, was a subsidiary of Icahn Enterprises, from October 1998 to May 2004. Mr. Icahn received his B.A. from Princeton University.

Harry Debes
Mr. Debes is a proven executive and former public company CEO with 33 years of experience in the software and technology industry.  From 2005 to 2011 he was CEO of Lawson software and led the company through unprecedented growth, organically and through mergers and acquisitions, until it was eventually sold to Infor / Golden Gate in July 2011.   Before Lawson he was CEO of SPL WorldGroup where he dramatically improved performance and the company was eventually sold to Oracle.  Before that he had various executive positions including Senior VP of Americas for JD Edwards, President of Geac Enterprise Solutions, Managing Director of Geac Asia-Pacific, CEO and founder of Columbus Systems (a company he founded and eventually sold to a VC firm).  He started his career with IBM as a marketing representative. Mr. Debes has worked and lived overseas for half of his career. He holds a BA in History and an MBA in Accounting.  Currently, Mr. Debes works part-time for private equity firm Advent International as their Operating Partner for Software.

Dr. Rajendra Singh
Dr. Singh is the Chairman, Chief Executive Officer, and together with his family, the principal owner of Telcom Ventures, LLC, a private investment firm based in Miami, Florida, specializing in telecommunications and related information technologies. Under Dr. Singh’s direction, Telcom Ventures and its affiliates have launched numerous wireless and other telecommunication systems throughout the world.

Dr. Singh and his wife, Neera Singh, were instrumental in founding or starting Appex, Inc. (a billing services firm which was sold to EDS system in 1990), Portatel (a cellular operator in Mexico), BPL (a cellular operator in India), Wireless Ventures of Brazil, Avantel (a specialized mobile radio operator in Brazil and Colombia), Infonet (a GSM operator in Venezuela), Teligent (a competitive local exchange carrier), LCC International (a consulting services company), and Mobile Satellite Ventures (a communication services provider in North America). Dr. Singh continues to play a leading role in the development and deployment of emerging wireless technologies.

Dr. Singh received his doctorate degree in electrical engineering from Southern Methodist University in 1980, his Masters of Science from the University of Maine and his Baccalaureate of Technical Science from the Indian Institute of Technology. He has a distinguished record of academic achievements beginning with a published doctoral dissertation on "Spectrum Efficient Schemes for Mobile Radio Communications” and several technical publications. As a former faculty member of both Kansas State University and City College of New York, Dr. Singh has contributed extensively to the academic and professional development of the wireless telecommunication industry.

Dr. Singh currently serves on the board of trustees of John Hopkins University School of Medicine, the board of directors of the Johns Hopkins University Applied Physics Laboratory, the board of overseers of the University of Pennsylvania School of Engineering and Applied Sciences and the board of directors for the U.S. Chamber of Commerce.  Dr. Singh formerly served on the board of directors of Pan IIT USA.

Gary Meyers
Mr. Meyers has been President and CEO of FusionOps, Inc., a private company focused on cloud-based Big Data supply chain analytics serving large enterprises since April 2012.  He serves on the boards of FusionOps, Oasys Design Systems (an Electronic Design Automation or EDA firm), and Exar Semiconductor, a mixed-signal semiconductor publicly held company.  Mr. Meyers currently serves on the Compensation Committee and Audit Committee of Exar Semiconductor and has been a director at Exar since May 2008.  Mr. Meyers was also on the board of directors of Mentor Graphics Corporation from May 2011 to May 2012 and served on Mentor’s Nominating Committee.

Mr. Meyers was Vice President and General Manager, Synopsys, Inc., a public company supplying EDA software from May 2008 through April 2010. From October 2004 until its acquisition by Synopsys in May 2008, Mr. Meyers served as President and CEO of Synplicity, Inc., a publicly held company supplying EDA tools to the programmable logic market, and from January 2005 until its acquisition, as a member of the board of directors of Synplicity.

Prior to serving as President and CEO of Synplicity, Mr. Meyers was Synplicity’s President and Chief Operating Officer, and formerly Vice President of Worldwide Sales. Mr. Meyers served on the board of directors of SpiraTech Limited prior to its acquisition by Mentor Graphics Corporation.  From 1988 through 1997, Mr. Meyers also held a number of senior marketing and sales management positions at LSI Logic Corporation.  Mr. Meyers holds an MBA from UCLA, and he received his BSEE, Summa Cum Laude and with general honors, from the University of Maryland.

Daniel Ninivaggi
Mr. Ninivaggi has served as President of Icahn Enterprises L.P. and its general partner, Icahn Enterprises G.P. Inc., since April 2010, as its Chief Executive Officer, since August 2010, and as a director since March 2012. Icahn Enterprises is a diversified holding company engaged in a variety of businesses, including investment, automotive, energy, gaming, railcar, food packaging, metals, real estate and home fashion. From 2003 until July 2009, Mr. Ninivaggi served in a variety of executive positions at Lear Corporation, a global supplier of automotive seating and electrical power management systems and components, including as General Counsel from 2003 to 2007, as Senior Vice President from 2004 until 2006, and most recently as Executive Vice President and Chief Administrative Officer from 2006 to 2009. Prior to joining Lear Corporation, from 1998 to 2003, Mr. Ninivaggi was a partner with the law firm of Winston & Strawn LLP, specializing in corporate finance, mergers and acquisitions, and corporate governance. Mr. Ninivaggi also served as Of Counsel to Winston & Strawn LLP from July 2009 to March 2010. Mr. Ninivaggi has been a director of: CVR Refining GP, LLC, the general partner of CVR Refining, LP, an independent downstream energy limited partnership, since January 2013; CVR Energy, Inc., an independent petroleum refiner and marketer of high value transportation fuels and nitrogen fertilizer, since May 2012; CVR GP, LLC, the general partner of CVR Partners LP, a nitrogen fertilizer company, since May 2012; Federal-Mogul Corporation, an automotive supplier, since May 2010; Viskase Companies, Inc., a meat casing company, since June 2011; and XO Holdings, Inc., a privately-held competitive provider of telecom services, since August 2010. From January 2011 to May 2012, Mr. Ninivaggi served as the Interim President and Interim Chief Executive Officer, and since January 2011, he has served as a director, of Tropicana Entertainment Inc., a company engaged in the business of owning and operating casinos and resorts. Mr. Ninivaggi was previously a director of: Motorola Mobility Holdings, Inc., a provider of mobile communication devices, video and data delivery solutions, from December 2010 to May 2012; and CIT Group Inc., a bank holding company, from December 2009 to May 2011. CVR Refining GP, LLC, CVR Energy, Inc., CVR GP, LLC, Federal-Mogul Corporation; Viskase Companies, Inc., XO Holdings, Inc., Federal-Mogul and Tropicana Entertainment Inc. are each indirectly controlled by Carl C. Icahn. Mr. Icahn previously had interests in Motorola Mobility Holdings, Inc. and CIT Group Inc. through the ownership of securities. Mr. Ninivaggi received a B.A. in History from Columbia University in 1986, a Masters of Business Administration from the University of Chicago in 1988 and a J.D. from Stanford Law School in 1991.

Jonathan Christodoro
Jonathan Christodoro has served as a Managing Director of Icahn Capital LP, the entity through which Carl C. Icahn manages investment funds, since July 2012.  Mr. Christodoro is responsible for identifying, analyzing and monitoring investment opportunities and portfolio companies for Icahn Capital LP.  Prior to joining Icahn Capital LP, Mr. Christodoro served in various investment and research roles at P2 Capital Partners, LLC, Prentice Capital Management, LP, and S.A.C Capital Advisors, LP.  Mr. Christodoro began his career as an investment banking analyst at Morgan Stanley, where he focused on merger and acquisition transactions across a variety of industries.  Mr. Christodoro has been a director of Herbalife Ltd., a global nutrition company, since April 2013.  Carl C. Icahn has a non−controlling interest in Herbalife through the ownership of securities.  Mr. Christodoro received an M.B.A from the University of Pennsylvania's Wharton School of Business with Distinction, majoring in Finance and Entrepreneurial Management.  Mr. Christodoro received a B.S. in Applied Economics and Management Magna Cum Laude with Honors Distinction in Research from Cornell University.  Mr. Christodoro also served in the United States Marine Corps.

A.B. Krongard
Mr. Krongard’s principal occupation is serving as the Lead Director of Under Armour Inc. where he chairs the Audit Committee.  He is also a member of the Board of Iridium Communications Inc. and In-Q-Tel. He serves as interim Chairman of the Johns Hopkins Health System and as a director and member of the audit committee of Apollo Global Management, LLC.

Mr. Krongard retired from the Central Intelligence Agency on November 30, 2004 where he had been Executive Director since March, 2001. Prior to this appointment, Mr. Krongard served as Counselor to the Director of Central Intelligence from February 2, 1998, after a 29-year career in investment banking.

Mr. Krongard had previously worked in various capacities at Alex. Brown Incorporated, the nation's oldest investment banking firm. In 1991, he was elected as Chief Executive Officer and assumed the additional duties of Chairman of the Board in 1994.  Upon the merger of Alex Brown with Bankers Trust Corporation in September 1997, Mr. Krongard became Vice Chairman of the Board of Bankers Trust and served in such capacity until joining the Central Intelligence Agency.

Mr. Krongard served as Chairman of the Securities Industry Association in 1996 and was named the Outstanding Executive in the financial services industry in 1995 and 1996 by Financial World. In 1997, he received the Golden Plate Award from the American Academy of Achievement.

Mr. Krongard received an A.B. Degree with honors from Princeton University in 1958 and a Juris Doctor Degree with honors from the University of Maryland School of Law in 1975.